SCHWAB CAPITAL TRUST

SCHWAB INVESTMENTS

Schwab Fundamental Index* Funds

Supplement dated November 21, 2014, to the Prospectus dated February 28, 2014, as supplemented May 5, 2014, and July 1, 2014, and Statement of Additional Information (“SAI”) dated February 28, 2014, as supplemented May 5, 2014

Schwab Fundamental Global Real Estate Index Fund

Supplement dated November 21, 2014, to the Prospectus and SAI, both dated September 3, 2014

Schwab Global Real Estate Fund

Supplement dated November 21, 2014, to the Prospectus and SAI, both dated June 30, 2014

Schwab Active Equity Funds

Supplement dated November 21, 2014, to the Prospectus and SAI, both dated February 28, 2014

Schwab Equity Index Funds®

Supplement dated November 21, 2014, to the Prospectus dated February 28, 2014, as supplemented July 1, 2014, and SAI dated February 28, 2014

Schwab Bond Funds

Supplement dated November 21, 2014, to the Prospectus dated December 16, 2013, and SAI dated December 16, 2013, as supplemented February 28, 2014

Schwab Tax-Free Bond Funds

Supplement dated November 21, 2014, to the Prospectus dated December 16, 2013, and SAI dated December 16, 2013, as supplemented February 28, 2014

Schwab MarketTrack Portfolios®

Supplement dated November 21, 2014, to the SAI dated February 28, 2014, as supplemented May 8, 2014

Schwab Balanced Fund™

Supplement dated November 21, 2014, to the Prospectus dated February 28, 2014, and SAI dated February 28, 2014, as supplemented May 8, 2014

Schwab Target Funds

Supplement dated November 21, 2014, to the Prospectus dated February 28, 2014, as supplemented May 8, and September 24, 2014, and SAI dated February 28, 2014, as supplemented May 8, 2014

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC

Schwab® Monthly Income Funds

Supplement dated November 21, 2014, to the Prospectus and SAI, both dated April 30, 2014

Laudus MarketMasters Funds®

Supplement dated November 21, 2014, to the Prospectus and SAI, both dated February 28, 2014, as supplemented March 14, 2014, May 8, 2014, August 29, 2014, September 24, 2014, and October 9, 2014

(collectively, the “Funds”)

This supplement provides new and additional information beyond that contained in the above-referenced Prospectuses and SAIs and should be read in conjunction with the Prospectuses and SAIs.

The “Portfolio holdings” disclosures in the Funds’ prospectuses and SAIs beginning on the pages referenced in the following table are deleted and replaced in their entirety with the text following the table below.

	Prospectus page reference	SAI page reference
Schwab Fundamental Index Funds	page 30	page 41
Schwab Fundamental Global Real Estate Index Fund	page 8	page 37
Schwab Global Real Estate Fund	page 7	page 52
Schwab Active Equity Funds	page 42	page 39
Schwab Equity Index Funds	page 23	page 40
Schwab Bond Funds	page 26	page 57
Schwab Tax-Free Bond Funds	page 13	page 43
Schwab MarketTrack Portfolios	N/A	page 61
Schwab Balanced Fund	page 12	page 61
Schwab Target Funds	page 45	page 61
Schwab Monthly Income Funds	page 15	page 54
Laudus MarketMasters Funds	page 15	page 54

I. Statutory Prospectuses

The funds may make various types of portfolio securities information available to shareholders. Starting with the December 31, 2014 calendar quarter-end, the funds will post a detailed list of the securities held by each fund at www.schwabfunds.com/prospectus (under “Portfolio Holdings”) as of the most recent calendar quarter-end. This list is generally updated approximately 15-20 days after the end of the calendar quarter remaining posted until at least the following calendar quarter. The funds also post in the fund summary section of the website certain summary portfolio attributes, including top ten holdings, approximately 5-20 days after the end of the calendar quarter. Additionally, the funds post top ten holdings information on the fund fact sheets, available 20-45 days after the end of the calendar quarter. The funds may exclude any portion of these portfolio holdings from publication when deemed in the best interest of a fund. Further information regarding the funds’ policy and procedures on the disclosure of portfolio holdings is available in the SAI. In addition, shareholders can learn more about the availability of portfolio holdings information by calling the funds at 1-800-824-5615.

II. SAIs

Information regarding the availability of the funds’ portfolio securities can be obtained by calling 1.877.824.5615.

The trust’s Board of Trustees (the “Board”) has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, principal underwriter or any affiliated person of a fund, its investment adviser or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the President of the trust to authorize the release of the funds’ portfolio holdings prior to regular public disclosure (as outlined in the prospectus) or regular public filings, as necessary, in conformity with the foregoing principles.

The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” of the funds’ portfolio holdings information and will periodically review any agreements that the trust has entered into to selectively disclose portfolio holdings.

A complete list of a fund’s portfolio holdings is published on the fund’s website at www.schwabfunds.com/prospectus, under “Portfolio Holdings”, as discussed in the fund’s prospectus, generally 15-20 days from the calendar quarter end for bond and equity funds. In addition, a list of the funds’ portfolio holdings as included in its regulatory filings is published on the website at www.schwabfunds.com/prospectus, under “Prospectuses & Reports”, typically 60-80 days after the end of a fund’s fiscal quarter. On the website, the funds also provide on a monthly or quarterly basis information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 15-40 days after the end of the period. This information on the website is publicly available to all categories of persons.

Each fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information (“early disclosure”). The President of the trust may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the President of the trust determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the funds’ shareholders and funds’ adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.

Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the President of the trust determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.

The funds’ service providers including, without limitation, the investment adviser, the distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. The names of those service providers to whom the funds selectively disclose portfolio holdings information will be disclosed in this SAI. CSIM, Glass Lewis, State Street Bank and Trust Company and/or Brown Brothers Harriman, as service providers to the funds, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the funds, is currently receiving this information on a quarterly basis. PricewaterhouseCoopers, Boston Financial Date Services, Inc. and Schwab, as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the trust or by the nature of its relationship with the trust. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.

To the extent that a fund invests in an ETF, the trust will, in accordance with exemptive orders issued by the SEC to ETF sponsors and the procedures adopted by the Board, promptly notify the ETF in writing of any purchase or acquisition of shares of the ETF that causes the fund to hold (i) 5% or more of such ETF’s total outstanding voting securities, and (ii) 10% or more of such ETF’s total outstanding voting securities. In addition, CSIM will, upon causing a fund to acquire more than 3% of an open-end ETF’s outstanding shares, notify the open-end ETF of the investment.

The funds’ policies and procedures prohibit the funds, the funds’ investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.

The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.

Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases, commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries and countries, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of a fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG83624-00 (11/14) © 2014 All Rights Reserved

00129462

SCHWAB CAPITAL TRUST

Schwab MarketTrack Portfolios®

Supplement dated November 21, 2014, to the Summary Prospectuses and Prospectus, all dated February 28, 2014, as supplemented September 25, 2014

(collectively, the “Funds”)

This supplement provides new and additional information beyond that contained in the above-referenced Summary Prospectuses and Prospectus and should be read in conjunction with the Summary Prospectuses and Prospectus.

The “Portfolio holdings” disclosure under the “Fund Details” section on page 21 of the Statutory Prospectus is deleted and replaced in its entirety with the following:

The funds may make various types of portfolio securities information available to shareholders. Starting with the December 31, 2014 calendar quarter-end, the funds will post a detailed list of the securities held by each fund at www.schwabfunds.com/prospectus (under “Portfolio Holdings”) as of the most recent calendar quarter-end. This list is generally updated approximately 15-20 days after the end of the calendar quarter remaining posted until at least the following calendar quarter. The funds also post in the fund summary section of the website certain summary portfolio attributes, including top ten holdings, approximately 5-20 days after the end of the calendar quarter. Additionally, the funds post top ten holdings information on the fund fact sheets, available 20-45 days after the end of the calendar quarter. The funds may exclude any portion of these portfolio holdings from publication when deemed in the best interest of a fund. Further information regarding the funds’ policy and procedures on the disclosure of portfolio holdings is available in the SAI. In addition, shareholders can learn more about the availability of portfolio holdings information by calling the funds at 1-800-824-5615.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG83625-00 (11/14) © 2014 All Rights Reserved

00129463